FAIR VALUE MEASURMENTS	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS:
NOTE 3 - FAIR VALUE MEASUREMENTS

The Company’s assets and liabilities that are measured at fair value as of December 31, 2016, and December 31, 2015, are classified in the tables below in one of the three categories described in note 2r above:

	December 31, 2016
	Level 1	Level 2	Total
Marketable securities	$957	$60,240	$61,197
Currency options designated as hedging instruments (current asset)	-	$2	$2

	December 31, 2015
	Level 1	Level 2	Total

Marketable securities	$1,977	$54,770	$56,747
Currency options designated as hedging instruments (current liability)	-	$(5)	$(5)

The Company’s corporate debt securities are traded in markets that are not considered to be active, but are valued based on quoted market prices, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency. Accordingly, these assets are categorized as Level 2.

The table below sets forth a summary of the changes in the fair value of the Company’s financial liabilities classified as Level 3 (the derivative embedded in the convertible loans):

	2014
	Warrants*	Embedded derivatives**
Balance at beginning of year	$-	$1,529
Warrants issued during the year	2,129	-
Changes in fair value during the year	6,365	680
Conversion of convertible loans	-	(2,209)
Conversion of warrants from preferred A warrants into ordinary share warrants	(8,494)	-
Balance at end of year	$-	$-

*
On September 17, 2014, as part of the Company’s initial public offering all preferred A shares were converted into ordinary shares (see Note 9). As a result, all outstanding warrants to purchase Preferred A shares (see Note 9c) were transformed on that date (“the Conversion Date”) in accordance with their original terms, to warrants to purchase ordinary shares. Based on relevant accounting principles, these warrants are considered equity instruments. Accordingly, on the Conversion Date, those warrants ceased to be accounted for as a liability and were recorded as equity.

The fair value of each of the warrants, on the Conversion Date, was determined by using the Black-Scholes model. The underlying data used for computing the fair value of the warrants were mainly as follows: $6 value of ordinary shares, 0% Dividend yield, 1.45% risk free interest rate, 65% expected volatility and 3.6 years expected term.

**
As the convertible loans have been automatically converted on May 12, 2014, the change in fair value of the embedded derivative represents the difference between the carrying amount of the embedded as of December 31, 2013 and their original amount which have been recorded within the finance expenses. See note 8b.

Foreign exchange risk management

The Company purchases and writes options in order to hedge the currency exposure on the Company’s cash flow. The currency hedged items are denominated in New Israeli Shekel (NIS). The purchasing and writing of options is part of a comprehensive currency hedging strategy. These transactions are at zero cost for periods of up to one year. The counterparty to the derivatives are major banks in Israel.

During February 2015, the Company began purchasing and writing options in respect of salary, rent and other expenses dominated in NIS for a period of up to a year ahead. These transactions qualify for cash flow hedge accounting. As of December 31, 2016 the Company recorded income in the amount of $13 in operating expenses relating to hedge transaction.

As of December 31, 2016 the total hedged amount was NIS 13.5 million.

As of December 31, 2016, the Company has a lien in the amount of $224 on the Company’s marketable securities and a lien in the amount $250 on the Company’s checking account, in respect of bank guarantees granted in order to secure the hedging transactions.